Accounts Receivable, Net (Northrop Grumman Shipbuilding [Member])	12 Months Ended
Dec. 31, 2010
Northrop Grumman Shipbuilding [Member]
Accounts Receivable, Net
7.	ACCOUNTS RECEIVABLE, NET

Unbilled amounts represent sales for which billings have not been presented to customers at year-end. These amounts are usually billed and collected within one year. Accounts receivable at December 31, 2010, are expected to be collected in 2011, except for approximately $72 million due in 2012 and $6 million due in 2013 and later.

Because the company's accounts receivable are primarily with the U.S. Government, the company does not have material exposure to credit risk.

Accounts receivable were composed of the following:

	December 31
$ in millions	2010	2009
Due From U.S. Government
Amounts billed	$194	$240
Recoverable costs and accrued profit on progress completed—unbilled	524	288

	718	528

Due From Other Customers
Amounts billed	9	11
Recoverable costs and accrued profit on progress completed—unbilled	4	1

	13	12

Total accounts receivable	731	540
Allowances for doubtful accounts	(3)	(3)

Total accounts receivable, net	$728	$537